TACTICAL INVESTMENT SERIES TRUST

TFA Tactical Income Fund

Class I: TFAZX

Tactical Growth Allocation Fund

Class I: TFAFX

TFA Quantitative Fund

Class I: TFAQX

TFA AlphaGen Growth Fund

Class I: TFAGX

Supplement dated August 20, 2024

to the Fund’s Prospectus dated April 29, 2024

The following information replaces the sub-advisers description on page 2 of the Prospectus for TFA Tactical Income Fund:

Synergy Asset Management, LLC (“Synergy”) – Synergy invests its allocation of the Fund’s assets via a portfolio management approach known as Focused Tactical Allocation. This strategy seeks to position assets to capitalize on the prevailing market factors and conditions. Diverging from the conventional Modern Portfolio Theory, the strategy is constructed upon an innovative mathematical fusion of technical and fundamental insights. The strategy is consistently monitored and rests on the foundation of diligent and continuous assessment of global markets. The rebalancing process enables the strategy to adapt to changing market conditions while maintaining a disciplined approach to asset allocation.

Heritage Capital Advisors, LLC (“Heritage”) – Heritage invests its allocation of the Fund’s assets in a diversified portfolio of global fixed income and equity securities providing global fixed income-oriented and equity exposure. Multiple allocation strategies are employed to enhance portfolio income and diversification.

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You should read this Supplement in conjunction with the Prospectus and SAI dated April 29, 2024, each as may be amended from time to time, providing information you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (833) 974-3787.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE